Exhibit 10.1

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SUBSCRIPTION AGREEMENT

     This Subscription Agreement (this “Agreement”) is entered into as of July 14, 2005 by and between ReGen Biologics, Inc., a Delaware corporation (together with its successors and permitted assigns, the “Issuer”), and the undersigned investor (together with its successors and permitted assigns, the “Investor”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 9.1.

RECITALS

     Subject to the terms and conditions of this Agreement, the Investor desires to subscribe for and purchase, and the Issuer desires to issue and sell to the Investor, certain shares of the Issuer’s common stock, par value $0.01 per share (the “Common Stock”) and warrants to purchase the Company’s common stock at an initial purchase price of $1.00 per share, in the form attached as Exhibit A hereto (the “Warrants”). The Issuer is offering an aggregate of up to $20 million worth of shares of Common Stock and Warrants in a private placement to the Investor and other investors at a purchase price of $0.85 per share for the shares of Common Stock and on the other terms and conditions contained in this Agreement (the “Offering”); provided, that the Issuer reserves the right to issue and sell a lesser or greater number of shares.

TERMS OF AGREEMENT

     In consideration of the mutual representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1. SUBSCRIPTION AND ISSUANCE OF COMMON STOCK AND WARRANTS.

     1.1 Subscription and Issuance of Common Stock and Warrants. Subject to the terms and conditions of this Agreement, the Issuer shall issue and sell to the Investor and the Investor subscribes for and shall purchase from the Issuer the number of shares of Common Stock set forth on the signature page hereof (the “Shares”) and that number of Warrants for the aggregate purchase price set forth on the signature page hereof, which shall be equal to the product of the number of Shares subscribed for by the Investor multiplied by the per share purchase price specified in the above Recitals to this Agreement (the “Purchase Price”).

     1.2 Legends.

          (a) Any certificate or certificates representing the Shares shall bear the following legend, in addition to any legend that may be required by any Requirements of Law:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE

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AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

          (b) The Warrants shall bear the following legend, in addition to any legend that may be required by any Requirements of Law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SHARES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

2. CLOSING.

     2.1 Closing. The closing of the transactions contemplated herein (the “Closing”) shall take place on a date designated by the Issuer, which date shall be on or before July 31, 2005. The Closing shall take place at the offices of Heller Ehrman LLP, counsel for the placement agent, 7 Times Square, New York, New York 10036. At the Closing, unless the Investor and the Issuer otherwise agree (a) the Investor shall pay the Purchase Price to the Issuer, by wire transfer of immediately available funds to an account designated in writing by the Issuer, (b) the Issuer shall issue to the Investor the Shares, and shall deliver or cause to be delivered to the Investor a certificate or certificates representing the Shares duly registered in the name of the Investor, as specified on the signature pages hereto, (c) the Issuer shall issue to the Investor the Warrants and (d) all other actions referred to in this Agreement which are required to be taken for the Closing shall be taken and all other agreements and other documents referred to in this Agreement which are required for the Closing shall be executed and delivered.

     2.2 Termination. This Agreement may be terminated at any time prior to the Closing:

          (a) by mutual written consent of the Issuer and the Investor;

          (b) by the Investor, upon a materially inaccurate representation or breach of any material warranty, covenant or agreement on the part of the Issuer set forth in this Agreement, in either case such that the conditions in Section 8.1 would be reasonably incapable of being satisfied on or prior to the date of the Closing; or

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          (c) by the Issuer, upon a materially inaccurate representation or breach of any material warranty, covenant or agreement on the part of the Investor set forth in this Agreement, in either case such that the conditions in Section 8.2 would be reasonably incapable of being satisfied on or prior to the date of the Closing.

     2.3 Effect of Termination. In the event of termination of this Agreement pursuant to Section 2.2, this Agreement shall forthwith become void, there shall be no liability on the part of the Issuer or the Investor to each other and all rights and obligations of any party hereto shall cease; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations and warranties, covenants or agreements set forth in this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

     As a material inducement to the Investor entering into this Agreement, subscribing for the Shares and the Warrants, except as set forth in the Disclosure Schedules delivered to the Investor concurrently herewith, the Issuer represents and warrants to the Investor as follows:

     3.1 Corporate Status. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Issuer and its Subsidiaries has full corporate power and authority to own and hold its properties and to conduct its business as described in the Issuer’s SEC Reports. Each of the Issuer and its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business requires qualification or good standing, except for any failure to be so qualified or be in good standing that would not have a Material Adverse Effect.

     3.2 Corporate Power and Authority. The Issuer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. At or prior to the Closing, the Issuer will have taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. No further approval or authorization of any stockholder or the Board of Directors of the Issuer is required for the issuance and sale of the Shares and Warrants or, except as provided in Section 6.2, the filing of the Registration Statement.

     3.3 Enforceability. This Agreement has been duly executed and delivered by the Issuer and (assuming it has been duly authorized, executed and delivered by the Investor) constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, the indemnity provisions of Section 7 of this Agreement, which may not be enforceable based upon public policy considerations, and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

     3.4 No Violation. The execution and delivery by the Issuer of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Issuer with

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the terms and provisions hereof (including, without limitation, the Issuer’s issuance to the Investor of the Shares and Warrants as contemplated by and in accordance with this Agreement), will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate the Certificate of Incorporation or By-Laws of the Issuer or any material Contract to which the Issuer is a party (except to the extent such a default, acceleration, or violation would not, in the case of a Contract, have a Material Adverse Effect on the Issuer), or materially violate any Requirement of Law applicable to the Issuer, or result in the creation or imposition of any material Lien upon any of the capital stock, properties or assets of the Issuer or any of its Subsidiaries (except where such violations of any Requirement of Law or creations or impositions of any Liens would not have a Material Adverse Effect on the Issuer). Neither the Issuer nor any of its Subsidiaries is (a) in default under or in violation of any material Contract to which it is a party or by which it or any of its properties is bound or (b) to its knowledge, in violation of any order of any Governmental Authority, which, in the case of clauses (a) and (b), could reasonably be expected to have a Material Adverse Effect.

     3.5 Consents/Approvals. Except for the filing of a registration statement in accordance with Article 6 hereof and filings with the SEC, the securities commissions of the states in which the Shares or Warrants are to be issued, no consents, filings, authorizations or other actions of any Governmental Authority are required to be obtained or made by the Issuer for the Issuer’s execution, delivery and performance of this Agreement which have not already been obtained or made. No consent, approval, waiver or other action by any Person under any Contract to which the Issuer is a party or by which the Issuer or any of its properties or assets are bound is required or necessary for the execution, delivery or performance by the Issuer of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents would not have a Material Adverse Effect on the Issuer.

     3.6 Valid Issuance. Upon payment of the Purchase Price by the Investor and delivery to the Investor of the certificates for the Shares and the Warrants, such Shares, Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) (upon payment of the exercise price for such Warrant Shares) will be validly issued, fully paid and non-assessable and will be free and clear of all Liens imposed by the Issuer and will not be subject to any preemptive rights or other similar rights of stockholders of the Issuer imposed by law.

     3.7 SEC Filings and Other Filings. The Issuer has timely made all filings required to be made by it under the Exchange Act since December 31, 2004. The Issuer has delivered or made accessible to the Investor true, accurate and complete copies of (a) the Issuer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, (b) the Issuer’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, (c) the Issuer’s definitive proxy statement dated April 19, 2005 relating to its 2005 Annual Meeting of Stockholders and (d) the Issuer’s Current Reports on Form 8-K dated May 17, 2005, May 25, 2005 and May 27, 2005 (the “SEC Reports”). The SEC Reports, when filed (unless amended and superseded by a later Issuer filing prior to the date hereof, then on the date of such later filing), complied in all material respects with all applicable requirements of the Exchange Act, if and to the extent applicable, and the rules and regulations of the SEC thereunder applicable to the SEC Reports. None of the SEC Reports, at the time of filing (unless amended and superseded by a later Issuer

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filing prior to the date hereof, then on the date of such later filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made. Each balance sheet included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Issuer as of its date, and each of the other financial statements included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated results of operations of the Issuer for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to adjustments which might be required as a result of year end audit and except as otherwise stated therein). Such financial statements included in the SEC Reports were, at that time they were filed, consistent with the books and records of the Issuer in all material respects and complied as to form in all material respects with then applicable accounting requirements and with the rules and regulations of the SEC with respect thereto.

     3.8 Commissions. Except as set forth on Schedule 3.8, the Issuer has not incurred any other obligation for any finder’s or broker’s or agent’s fees or commissions in connection with the transactions contemplated hereby, except that the Issuer will pay a five percent (5.0%) commission to Allen & Company LLC (“Allen”) (provided, however, that notwithstanding the foregoing, the Issuer will pay a two and one half percent (2.5%) commission to Allen on the proceeds received by the Issuer in connection with the Offering from Angiotech Pharmaceuticals and its direct or indirect affiliates, and will pay Allen a two and one half percent (2.5%) commission on the proceeds received by the Issuer in connection with this Offering from any debt or equity holder of the Issuer as of March 3, 2005 (each, a “Current Investor”), in accordance with that certain Placement Agency Agreement entered into between the Issuer and Allen. The Issuer will also pay Vail Securities Investment, Inc. (“Vail”) a four percent (4.0%) commission on the proceeds received by the Issuer in connection with this Offering any person or entity for which Vail was primarily responsible for such placement. The Issuer shall pay no commission to Vail on the proceeds received by the Issuer in connection with this Offering from any person or entity for which any person or entity other than Vail was primarily responsible for such placement.

     3.9 Capitalization. As of the date of this Agreement, the authorized capital stock of the Issuer consists of 165,000,000 shares of Common Stock and 60,000,000 shares of Preferred Stock. Except as set forth on Schedule 3.9, all issued and outstanding shares of capital stock of the Issuer have been, and as of the Closing Date will be, duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable state and federal securities laws in all material respects and were not issued in violation of, or subject to, any preemptive, subscription or other similar rights of any stockholder of the Issuer imposed by law. As of June 27, 2005, the Issuer has issued and outstanding 53,469,388 shares of Common Stock and 25,902,759 shares of Preferred Stock, of which 14,632,958 shares have been designated as Series A Convertible Preferred Stock and of which 11,269,801 shares have been designated as Series C Convertible Preferred Stock. Except for outstanding options to purchase 15,490,215 shares of Common Stock, outstanding warrants to purchase 3,794,456 shares of Common Stock and the right to convert the outstanding shares of Preferred Stock into shares of Common Stock, as of June 27, 2005, there were no outstanding options, warrants, rights

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(including conversion or preemptive rights and rights of first refusal and similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Issuer of any shares of capital stock, and, except as set forth on Schedule 3.9, the Issuer is not a party to or subject to any agreement or understanding and, to the Issuer’s knowledge, there is no agreement or understanding between any Persons, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Issuer. The Issuer owns, directly or indirectly, all of the capital stock of its Subsidiaries, free and clear of any Liens or equitable interests other than as reflected in the SEC Reports. Except as set forth in the SEC Reports, the Issuer has no obligation, contingent or otherwise, to redeem or repurchase any equity security or any security that is a combination of debt and equity.

     3.10 Material Changes. Except as set forth in the SEC Reports or as otherwise contemplated herein, since March 31, 2005, there has been no Material Adverse Effect in respect of the Issuer and its Subsidiaries taken as a whole. Except as set forth in the SEC Reports, since March 31, 2005, there has not been: (i) any direct or indirect redemption, purchase or other acquisition by the Issuer of any shares of the Common Stock; (ii) any declaration, setting aside or payment of any dividend or other distribution by the Issuer with respect to the Common Stock; (iii) any borrowings incurred or any material liabilities (absolute, accrued or contingent) assumed, other than current liabilities incurred in the ordinary course of business, liabilities under Contracts entered into in the ordinary course of business, liabilities not required to be reflected on the Issuer’s financial statements pursuant to GAAP or required to disclosed in the SEC Reports; (iv) any Lien or adverse claim on any of its material properties or assets, except for Liens for taxes not yet due and payable or otherwise in the ordinary course of business; (v) any sale, assignment or transfer of any of its material assets, tangible or intangible, except in the ordinary course of business; (vi) any extraordinary losses or waiver of any rights of material value, other than in the ordinary course of business; (vii) any material capital expenditures or commitments therefor other than in the ordinary course of business; (viii) any other material transaction other than in the ordinary course of business; (ix) any material change in the nature or operations of the business of the Issuer and its Subsidiaries; (x) any default in the payment of principal or interest in any material amount, or violation of any material covenant, with respect to any outstanding debt obligations that are material to the Issuer and its Subsidiaries as a whole; (xi) any material changes to its critical accounting policies or material deviations from historical accounting and other practices in connection with the maintenance of the Issuer’s books and records; or (xii) any agreement or commitment to do any of the foregoing.

     3.11 Litigation. There is no action, suit, proceeding or investigation pending or, to the Issuer’s knowledge, currently threatened against the Issuer or any of its Subsidiaries that questions the validity of this Agreement or the right of the Issuer to enter into it, or to consummate the transactions contemplated hereby, or that could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect on the Issuer or any material change in the current equity ownership of the Issuer. The foregoing includes, without limitation, actions pending or, to the Issuer’s knowledge, threatened involving the prior employment of any of the Issuer’s employees or their use in connection with the Issuer’s business of any information or techniques allegedly proprietary to any of their former employers. Neither the Issuer nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Authority. There is no

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action, suit, proceeding or investigation by the Issuer or any of its Subsidiaries currently pending or which the Issuer or any of its Subsidiaries currently intends to initiate, which could reasonably be expected to have a Material Adverse Effect.

     3.12 Rights of Registration, Voting Rights, and Anti-Dilution. Except as contemplated in this Agreement and as set forth on Schedule 3.12, the Issuer has not granted or agreed to grant any registration rights, including piggyback rights, to any Person and, to the Issuer’s knowledge, no stockholder of the Issuer has entered into any agreements with respect to the voting of capital shares of the Issuer. The issuance of the Shares and Warrants does not constitute an anti-dilution event for any existing security holders of the Issuer, pursuant to which such security holders would be entitled to additional securities or a reduction in the applicable conversion price or exercise price of any securities.

     3.13 Offerings. Subject in part to the truth and accuracy of Investor’s representations and warranties set forth in this Agreement, the offer, sale and issuance of the Shares, Warrants and Warrant Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and any applicable state securities laws, and neither the Issuer nor any authorized agent acting on its behalf (including Allen) will take any action hereafter that would cause the loss of such exemption.

     3.14 Disclosure. The Disclosure Documents (as defined in Section 4.7), as of their respective dates, did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     3.15 Licenses and Permits. To the Issuer’s knowledge and except as disclosed in the SEC Reports and on Schedule 3.15, each of the Issuer and its Subsidiaries has all Permits under applicable Requirements of Law from all applicable Governmental Authorities that are necessary to operate its businesses as presently conducted and all such Permits are in full force and effect, except where the failure to have any such Permits in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Issuer’s knowledge, neither the Issuer nor any of its Subsidiaries is in default under, or in violation of or noncompliance with, any of such Permits, except for any such default, violation, or noncompliance which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Issuer’s knowledge, other than as disclosed in the SEC Reports, there is no proposed change in any Requirements of Law which would require the Issuer and its Subsidiaries to obtain any Permits in order to conduct its business as presently conducted that the Issuer and its Subsidiaries do not currently possess and the lack of which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     3.16 Patents and Trademarks. To the Issuer’s knowledge, the Issuer and each of its Subsidiaries has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and know-how (including trade secrets or other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property Rights”) that are necessary for use in

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connection with its business as presently conducted, except where the failure to have such Intellectual Property Rights would not reasonably be expected to have a Material Adverse Effect. To the Issuer’s knowledge, there is no existing infringement by another person or entity of any of the Intellectual Property Rights that are necessary for use in connection with the Issuer’s business as presently conducted. To the Issuer’s knowledge, the Issuer is not infringing on any intellectual property rights of any other person, nor is there any claim of infringement made or threatened by a third party against or involving the Issuer.

     3.17 Insurance. The Issuer maintains and will continue to maintain insurance with such insurers, and insuring against such losses, in such amounts, and subject to such deductibles and exclusions as are customary in the Issuer’s industry and otherwise reasonably prudent, all of which insurance is in full force and effect.

     3.18 Material Contracts. All material Contracts to which the Issuer or its Subsidiaries is a party and which are required to have been filed by the Issuer on Exhibit 10 to the SEC Reports have been filed by the Issuer with the SEC pursuant to the requirements of the Exchange Act. Except as disclosed in the SEC Reports, each such material Contract is in full force and effect, except as otherwise required pursuant to their respective terms, and is binding on the Issuer or its Subsidiaries, as the case may be, in each case, in accordance with their respective terms, and neither the Issuer or any of its Subsidiaries nor, to the Issuer’s knowledge, any other party thereto is in breach of, or in default under, any such material Contract, which breach or default would reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Reports, there exists no actual or, to the knowledge of the Issuer, threatened termination, cancellation or limitation of, or any material adverse modification or change in, the business relationship of the Issuer or any of its Subsidiaries, or the business of the Issuer or any of its Subsidiaries, with any customer or supplier or any group of customers or suppliers whose purchases or inventories provided to the business of the Issuer or any of its Subsidiaries would, individually or in the aggregate, have a Material Adverse Effect.

     3.19 Internal Controls/Accounting. The Issuer maintains a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorization; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     3.20 Taxes. The Issuer has filed all material federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Issuer has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which is reasonably likely to have a Material Adverse Effect.

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4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

     As a material inducement to the Issuer entering into this Agreement and issuing the Shares and Warrants, the Investor represents, warrants, and covenants to the Issuer as follows:

     4.1 Power and Authority. The Investor, if other than a natural person, is an entity duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation. The Investor has the corporate, partnership or other power (or capacity) and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The Investor has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     4.2 No Violation. The execution and delivery by the Investor of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Investor with the terms and provisions hereof, will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate any charter or similar documents of the Investor, if other than a natural person, or any Contract to which the Investor is a party or by which it or its properties or assets are bound, or violate any Requirement of Law applicable to the Investor, other than such violations or defaults which, individually and in the aggregate, do not and will not have a Material Adverse Effect on the Investor. The Investor will comply with any Requirement of Law applicable to it in connection with the Offering and any resale by the Investor of the Shares, Warrants or Warrant Shares.

     4.3 Consents/Approvals. No consents, filings, authorizations or actions of any Governmental Authority are required for the Investor’s execution, delivery and performance of this Agreement. No consent, approval, waiver or other actions by any Person under any Contract to which the Investor is a party or by which the Investor or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by the Investor of this Agreement and the consummation of the transactions contemplated hereby.

     4.4 Enforceability. This Agreement has been duly executed and delivered by the Investor and (assuming it has been duly authorized, executed, and delivered by the Issuer) constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally, the indemnity provisions of Section 7 of this Agreement, which may not be enforceable based upon public policy considerations, and general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity.

     4.5 Investment Intent. The Investor is acquiring the Shares and Warrants hereunder for its own account and with no present intention of distributing or selling such Shares or Warrants or any Warrant Shares and further agrees not to transfer such Shares, Warrants or Warrant Shares in violation of the Securities Act or any applicable state securities law, and no

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one other than the Investor has any beneficial interest in the Shares (except to the extent that the Investor may have delegated voting authority to its investment advisor), Warrants or Warrant Shares. The Investor agrees that it will not sell or otherwise dispose of any of the Shares, Warrants or Warrant Shares unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel acceptable to the Issuer, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel acceptable to the Issuer, is exempt from registration or qualification under applicable state securities laws. The Investor understands that the offer and sale by the Issuer of the Shares and Warrants being acquired by the Investor hereunder has not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Issuer on such exemption from registration is predicated in part on these representations and warranties of the Investor. The Investor acknowledges that pursuant to Section 1.2 of this Agreement a restrictive legend consistent with the foregoing has been or will be placed on the certificates for the Shares, Warrants and Warrant Shares.

     4.6 Accredited Investor. The Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it hereunder.

     4.7 Adequate Information. The Investor has received from the Issuer, and has reviewed, such information which the Investor considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares and Warrants, including without limitation, the documents listed on Exhibit B, which have been received by the Investor as part of an informational packet of materials from the Issuer (the “Disclosure Documents”). The Investor acknowledges that each of the SEC Reports, including the risk factors contained therein, are specifically incorporated herein by reference and form an integral part of this Agreement. The Investor also acknowledges that the additional risk factors set forth on Exhibit B and contained in the Disclosure Documents are specifically incorporated herein by reference and form an integral part of this Agreement.

     4.8 Opportunity to Question. The Investor has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Issuer so as to receive answers and verify information obtained in the Investor’s examination of the Issuer, including the information that the Investor has received and reviewed as referenced in Section 4.7 hereof in relation to its investment in the Shares and Warrants.

     4.9 No Other Representations. No oral or written material representations have been made to the Investor in connection with the Investor’s acquisition of the Shares and Warrants which were in any way inconsistent with the information reviewed by the Investor. The Investor acknowledges that in deciding whether to enter into this Agreement and to purchase the Shares and Warrants hereunder, it has not relied on any representations or warranties of any type or description made by the Issuer or any of its representatives (including Allen) with regard to the Issuer, any of its Subsidiaries, any of their respective businesses, properties or prospects of the

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investment contemplated herein, other than the representations and warranties set forth in Section 3 hereof.

     4.10 Knowledge and Experience. The Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of speculative companies), so as to enable the Investor to utilize the information referred to in Section 4.7 hereof and any other information made available by the Issuer to the Investor in order to evaluate the merits and risks of an investment in the Shares and Warrants and to make an informed investment decision with respect thereto.

     4.11 Independent Decision. The Investor is not relying on the Issuer or on any legal or other opinion in the materials reviewed by the Investor with respect to the financial or tax considerations of the Investor relating to its investment in the Shares and Warrants. The Investor has relied solely on the representations and warranties, covenants and agreements of the Issuer in this Agreement (including the exhibits and schedules hereto) and on its examination and independent investigation in making its decision to acquire the Shares and Warrants.

     4.12 Commissions. The Investor has not incurred any obligation for any finder’s or broker’s or agent’s fees or commissions in connection with the transactions contemplated hereby.

     4.13 Placement Agent. The Investor hereby acknowledges that Allen, one or more of Allen’s affiliates and one or more affiliates of Vail are stockholders of the Issuer.

5. COVENANTS.

     5.1 Public Announcements. The Investor agrees not to make any public announcement or issue any press release or otherwise publicly disseminate any information about the subject matter of this Agreement. Except as provided herein, the Issuer shall have the right to make such public announcements and shall control, in its sole and absolute discretion, the timing, form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement, and the method of their release, or publication thereof. The Issuer shall file within four (4) business days after the Closing Date a Current Report on Form 8-K with the SEC in respect of the transactions contemplated by this Agreement. The Issuer may issue an initial press release relating to the transactions contemplated by this Agreement, but shall not identify any Investor in such press release without the consent of such Investor, except as may be required by any Requirement of Law or rule of any exchange on which the Issuer’s securities are listed.

     5.2 Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby. Each of the Investor and the Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it with or to any Governmental Authority in connection with the

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consummation of the transactions contemplated hereby. The Issuer and the Investor each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law in connection with the transactions contemplated by this Agreement and to use their respective commercially reasonable efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions. Except as may be specifically required hereunder, neither of the parties hereto nor their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such party would result in or produce a Material Adverse Effect on such party.

     5.3 Notification of Certain Matters. Prior to the Closing, each party hereto shall give prompt notice to the other party of the occurrence, or non-occurrence, of any event which would be likely to cause any representation and warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied.

     5.4 Confidential Information; Standstill.

          (a) The Investor agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of the Issuer; provided, that the Investor may share such information with such of its officers and professional advisors as may need to know such information to assist the Investor in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof. “Confidential Information” means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein, excluding any disclosures or other information that is publicly available. The Investor further agrees that it will not disclose any information regarding or trade the Common Stock acquired through this Offering until the Company has publicly announced the completion of the Offering.

          (b) For a period of two (2) years from the Closing Date, the Investor will not, without the prior written consent of the Issuer (i) propose to enter into any acquisition of all or substantially all of the assets or stock of the Issuer or a merger or other business combination transaction involving the Issuer, (ii) seek to control the management, Board of Directors or policies of the Issuer, or (iii) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of the Issuer in connection with any of the foregoing. Notwithstanding the foregoing, this section shall not restrict the Investor’s acquisition of shares of the Issuer’s Common Stock through open market purchases.

6. REGISTRATION RIGHTS.

     The Investor shall have the following registration rights with respect to the Registrable Securities owned by it:

     6.1 Transfer of Registration Rights. The Investor may assign the registration rights with respect to the Shares, Warrants or Warrant Shares to any party or parties to which it may

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from time to time transfer all of the Shares or Warrants; provided, that the transferee agrees in writing with the Issuer to be bound by the applicable provisions of this Agreement regarding such registration rights and indemnification relating thereto. Upon assignment of any registration rights pursuant to this Section 6.1, the Investor shall deliver to the Issuer a notice of such assignment which includes the identity and address of any assignee and such other information reasonably requested by the Issuer in connection with effecting any such registration (collectively, the Investor and each such subsequent holder is referred to as a “Holder”).

     6.2 Required Registration. As promptly as practicable after the Closing, but in no event later than thirty (30) days after the date of the Closing, the Issuer agrees to file a Registration Statement on Form S-1 (the “Registration Statement”) with the SEC to register the resale of all of the Shares and the Warrant Shares . The Issuer shall use commercially reasonable efforts to cause the SEC to declare the Registration Statement effective as soon as possible. The Issuer shall thereafter maintain the effectiveness of the Registration Statement until the earlier of (a) the date on which all the Shares and Warrant Shares have been sold pursuant to the Registration Statement or Rule 144 promulgated under the Securities Act (“Rule 144”), (b) such time as the Issuer reasonably determines, based on an opinion of counsel, that all of the Holders will be eligible to sell under Rule 144 all of the Shares, Warrants or Warrant Shares then owned by the Holders within the volume limitations imposed by paragraph (e) of Rule 144 in the three month period immediately following the termination of the effectiveness of the Registration Statement, and (c) the first anniversary of the date the Registration Statement was declared effective by the SEC. The Registration Statement filed pursuant to this Section 6.2 may include other securities of the Issuer that are held by Persons, who by virtue of agreements with the Company, are entitled to similar registration rights.

     6.3 Registration Procedures.

          (a) In case of the Registration Statement effected by the Issuer subject to this Section 6, the Issuer shall keep the Investor, on behalf of Holder, advised in writing as to the initiation of such registration, and as to the completion thereof. In addition, subject to Section 6.2 above, the Issuer shall, to the extent applicable to the Registration Statement:

               (i) prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep such registration continuously effective and free from any material misstatement or omission necessary to make the statements therein, in light of the circumstances, not misleading, and comply with provisions of the Securities Act with respect to the disposition of all securities covered thereby during the period referred to in Section 6.2;

               (ii) update, correct, amend and supplement the Registration Statement as necessary;

               (iii) notify the Holder promptly when the Registration Statement is declared effective by the SEC, and furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as Holder may reasonably request from time to time;

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               (iv) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as Holder may reasonably request to enable it to consummate the disposition in such jurisdiction of the Registrable Securities (provided that the Issuer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision, or (B) consent to general service of process in any such jurisdiction, or (C) subject itself to taxation in any jurisdiction where it is not already subject to taxation);

               (v) notify Holder at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, subject to Section 6.6, the Issuer will prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such shares, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Issuer are then listed and obtain all necessary approvals for trading thereon;

               (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Registration Statement;

               (viii) upon the sale of any Registrable Securities pursuant to the Registration Statement, direct the transfer agent to remove all restrictive legends from all certificates or other instruments evidencing the Registrable Securities;

               (ix) With a view to making available to the Holder the benefits of certain rules and regulations of the SEC that at any time permit the sale of the Registrable Securities to the public without registration, so long as any Registrable Securities are outstanding, the Issuer shall use its commercially reasonable efforts for a period of two years following the date of Closing:

                    (1) to make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

                    (2) to file with the SEC in a timely manner all reports and other documents required of the Issuer under the Exchange Act; and

                    (3) to furnish to the Holder upon any reasonable request a written statement by the Issuer as to its compliance with the public information requirements of Rule 144(c) under the Securities Act; and

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               (x) To advise the Holder promptly after it has received notice or obtained knowledge of the existence of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, and to make every commercially reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

          (b) Notwithstanding anything stated or implied to the contrary in Section 6.3(a) above, the Issuer shall not be required to consent to any underwritten offering of the Registrable Securities or to any specific underwriter participating in any underwritten public offering of the Registrable Securities.

          (c) Each Holder agrees that upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 6.3(a)(v), and subject to Section 6.6, such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.3(a)(v) and, if so directed by the Issuer, will deliver to the Issuer at the Issuer’s expense all copies, other than permanent file copies, then in such Holder’s possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

          (d) Except as required by law, all expenses incurred by the Issuer in complying with this Section 6, including but not limited to, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Issuer, blue sky fees and expenses (including fees and disbursements of counsel related to all blue sky matters) incurred in connection with any registration, qualification or compliance pursuant to this Section 6 shall be borne by the Issuer. All underwriting discounts and selling commissions applicable to a sale incurred in connection with any registration of Registrable Securities and the legal fees and other expenses of a Holder shall be borne by such Holder.

     6.4 Liquidated Damages.

          (a) The Company shall use its reasonable best efforts to file the Registration Statement with the SEC to register the resale of all of the Shares and Warrant Shares in no event later than thirty (30) days after the date of the Closing. If a Registration Statement covering the Shares and Warrant Shares is not filed with the Commission within thirty (30) days of the Closing, the Company will grant and promptly issue to the Holder that number of shares of Common Stock equal to 2.0% of the aggregate purchase price as set forth on the signature page hereof paid by the Holder divided by the Purchase Price.

          (b) The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. If a Registration Statement covering the Shares and Warrant Shares is not declared effective by the SEC within 120 days after the Closing, then the Company will grant and promptly issue to the Holder that number of shares of Common Stock equal to 1.0% of the of the aggregate purchase price as set forth on the signature page hereof paid by the Holder divided by the Purchase Price, on each such date that is 121, 151 or 181 days after the Closing, in the event that the Registration Statement has not been

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declared effective on such dates.

     6.5 Further Information. If Registrable Securities owned by a Holder are included in any registration, such Holder shall furnish the Issuer such information regarding itself as the Issuer may reasonably request and as shall be required in connection with any registration (or amendment or supplement thereto), referred to in this Agreement, and Holder shall indemnify the Issuer with respect thereto in accordance with Section 7 hereof. The Investor hereby represents and warrants to the Issuer that it has accurately and completely provided the requested information and answered the questions numbered (a) through (d) on the signature pages of this Agreement, and the Investor agrees and acknowledges that the Issuer may rely on such information as being true and correct for purposes of preparing and filing the Registration Statement at the time of filing thereof and at the time it is declared effective, unless the Investor has notified the Issuer in writing to the contrary prior to such time.

     6.6 Right of Suspension.

          (a) Notwithstanding any other provision of this Agreement or any related agreement to the contrary, the Issuer shall have the right, at any time, to suspend the effectiveness of the Registration Statement and offers and sales of the Registrable Securities pursuant thereto whenever, in the good faith judgment of the Issuer, (i) continuing such effectiveness or permitting such offers and sales could reasonably be expected to have an adverse effect upon the Company’s ability to raise additional funds pursuant to one or more private placements of shares of the Company or any debt securities of the Company, a proposed sale of all or substantially all of the assets of the Issuer or a merger, acquisition, reorganization, recapitalization or similar current transaction materially affecting the capital, structure, or equity ownership of the Issuer, (ii) there exists a material development or a potential material development with respect to or involving the Issuer that the Issuer would be obligated to disclose in the prospectus used in connection with the Registration Statement, which disclosure, in the good faith judgment of the Issuer, after considering the advice of counsel, would be premature or otherwise inadvisable at such time, or (iii) the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances, not misleading (a “Suspension Event”). In the event that the Issuer shall determine to so suspend the effectiveness of the Registration Statement and offers and sales of the Registrable Securities pursuant thereto, the Issuer shall, in addition to performing those acts required to be performed under the Securities Act and/or the Exchange Act or deemed advisable by the Issuer, deliver to each Holder written notice thereof, signed by the Chief Financial Officer or Chief Executive Officer of the Issuer. Upon receipt of such notice, the Holders shall discontinue disposition of the Registrable Securities pursuant to the Registration Statement and prospectus until such Holders (x) are advised in writing by the Issuer that the use of the Registration Statement and prospectus (and offers and sales thereunder) may be resumed, (y) have received copies of a supplemental or amended prospectus, if applicable, and (z) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus. The Issuer will exercise reasonable commercial efforts to ensure that the use of the Registration Statement and prospectus may be resumed as quickly as practicable.

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          (b) The Issuer’s right to suspend the effectiveness of the Registration Statement and the offers and sales of the Registrable Securities pursuant thereto, as described above in Section 6.6(a), shall be for a period of time (the “Suspension Period”) beginning on the date of the occurrence of the Suspension Event and expiring on the earlier to occur of (i) the date on which the Suspension Event ceases, or (ii) ninety (90) days after the occurrence of the Suspension Event; provided, however, that there shall not be more than two Suspension Periods in any 12- month period. Notwithstanding the foregoing, the Issuer shall be able to suspend the effectiveness of the Registration Statement and offers and sales of the Registrable Securities for any time period as may reasonably be required in order to update the Registration Statement to replace financial information which was no longer current, as required by applicable securities law.

          (c) In addition, in connection with any underwritten public offering of securities of the Issuer, if requested by the Company or its managing underwriter, each Holder will enter into a lock-up agreement pursuant to which such Holder will not, during the seven (7) days prior to, and for a period no longer than one hundred eighty (180) days following, the date of the prospectus (or if the offering is pursuant to a shelf registration statement, the date of the pricing prospectus supplement) relating to the offering, offer, sell or otherwise dispose of any securities of the Issuer without the prior consent of the Company and the managing underwriter, provided that the executive officers and directors of the Company enter into lockup agreements for the same period and on the same terms.

     6.7 Transfer of Shares, Warrants and Warrant Shares. An Investor may transfer all or any part of its Shares, Warrants or Warrant Shares to any Person under common management with the Investor; provided, that any such transfer shall be effected in full compliance with all applicable federal and state securities laws, including, but not limited to, the Securities Act and the rules of the SEC promulgated thereunder. The Issuer will effect such transfer of restricted certificates and will promptly amend or supplement the Prospectus forming a part of the Registration Statement to add the transferee to the selling stockholders in the Registration Statement; provided that the transferor and transferee shall be required to provide the Issuer with the information requested of the Investor in this Agreement, information reasonably necessary for the Issuer to determine that the transfer was effected in accordance with all applicable federal and state securities laws, including, but not limited to, the Securities Act and the rules of the SEC promulgated thereunder, and all other information reasonably requested by the Issuer from time to time in connection with any transfer, registration, qualification or compliance referred to in Section 6.5.

7. INDEMNIFICATION.

     7.1 Indemnification by the Issuer. The Issuer will indemnify and hold harmless each Holder of Shares or Warrant Shares which are included in a registration statement pursuant to the provisions of Section 6 hereof and any underwriter (as defined in the Securities Act) for such Holder, and any person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or such underwriter within the meaning of the Securities Act, and any officer, director, investment adviser, employee, agent, partner, member or affiliate of such Holder (each, an “Indemnified Party”), from and against, and will reimburse

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each such Indemnified Party with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and reasonable incurred expenses to which such Holder or any such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or reasonably incurred expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any materially inaccurate representation or breach of any material warranty, agreement or covenant of the Issuer contained herein; provided, however, that the Issuer will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission (1) made in conformity with information furnished by such Holder in writing specifically for use in the preparation thereof, or (2) which was cured in an amendment or supplement to the prospectus (or any amendment or supplement thereto) delivered to the Holder on a timely basis to permit proper delivery thereof prior to the date on which any Shares or Warrant Shares were transferred or sold.

     7.2 Indemnification by the Holder. Each Holder of Shares or Warrant Shares which are included in a registration pursuant to the provisions of Section 6 hereof will indemnify and hold harmless the Issuer, and any Person who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and any officer, director, employee, agent, partner, member or affiliate of the Issuer (each, an “Issuer Indemnified Party”) from and against, and will reimburse the Issuer Indemnified Parties with respect to, any and all losses, damages, liabilities, costs or reasonably incurred expenses to which such Issuer Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or reasonably incurred expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made solely in reliance upon and in conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the liability of any Holder pursuant to this Section 7.2 shall be limited to an amount not to exceed the net proceeds received by such Holder from the sale of Registrable Securities pursuant to the registration statement which gives rise to such obligation to indemnify.

     7.3 Procedures. Promptly after receipt by a party indemnified pursuant to the provisions of Section 7.1 or Section 7.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Section 7.1 or Section 7.2, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7 and shall not relieve the indemnifying

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party from liability under this Section 7, except to the extent that such indemnifying party is materially prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Section 7.1 or Section 7.2 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

8. CONDITIONS TO CLOSING.

     8.1 Conditions to the Obligations of the Investor. The obligation of the Investor to proceed with the Closing is subject to the following conditions any and all of which may be waived by the Investor, in whole or in part, to the extent permitted by applicable law:

          (a) Representations and Warranties. Each of the representations and warranties of the Issuer contained in this Agreement shall be true and correct in all material respects as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, and (iii) such failures to be true and correct which would not, individually or in the aggregate, have a Material Adverse Effect on the Issuer. Unless the Investor receives written notice to the contrary at the Closing, Investor shall be entitled to assume that the preceding is accurate in all respects at the Closing.

          (b) Agreement and Covenants. The Issuer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Investor receives written notice to the contrary at the Closing, Investor shall be entitled to assume that the preceding is accurate in all respects at the Closing.

          (c) No Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

          (d) Opinion of Issuer’s Counsel. The Investor shall have received an opinion of Issuer’s counsel, dated the Closing Date, in the form attached hereto as Exhibit C.

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          (e) Closing Certificate. The Investor shall have received a certificate executed by the Chief Executive Officer or Chief Financial Officer of the Issuer, dated as of the Closing, to the effect that the conditions set forth in Sections 8.1(a) and (b) have been fulfilled.

     8.2 Conditions to the Obligations of the Issuer. The obligation of the Issuer to proceed with the Closing is subject to the following conditions any and all of which may be waived by the Issuer, in whole or in part, to the extent permitted by applicable law:

          (a) Representations and Warranties. Each of the representations and warranties of the Investor contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

          (b) Agreement and Covenants. The Investor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

          (c) No Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

9. MISCELLANEOUS.

     9.1 Defined Terms. As used herein the following terms shall have the following meanings:

          (a) “Affiliate” shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

          (b) “Agreement” has the meaning specified in the preamble to this Agreement.

          (c) “Allen” has the meaning specified in Section 3.8 of this Agreement.

          (d) “Bylaws” means the Bylaws of the Issuer, as the same may be supplemented, amended, or restated from time to time.

          (e) “Certificate of Incorporation” means the Issuer’s Certificate of Incorporation, as the same may be supplemented, amended or restated from time to time.

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          (f) “Closing” has the meaning specified in Section 2.2 of this Agreement.

          (g) “Common Stock” has the meaning specified in the Recitals to this Agreement.

          (h) “Confidential Information” has the meaning specified in Section 5.4 of this Agreement.

          (i) “Contract” means any indenture, lease, sublease, loan agreement, mortgage, note, restriction, commitment, obligation or other contract, agreement or instrument.

          (j) “Disclosure Documents” has the meaning specified in Section 4.7 of this Agreement.

          (k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (l) “GAAP” means generally accepted accounting principles in effect in the United States of America.

          (m) “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          (n) “Holder” has the meaning specified in Section 6.1 of this Agreement.

          (o) “Indemnified Party” has the meaning specified in Section 7.1 of this Agreement.

          (p) “Intellectual Property Rights” has the meaning specified in Section 3.16 of this Agreement.

          (q) “Investor” has the meaning specified in the preamble to this Agreement.

          (r) “Issuer” means ReGen Biologics, Inc., a Delaware corporation.

          (s) “Issuer Indemnified Party” has the meaning specified in Section 7.2 of this Agreement.

          (t) “Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

          (u) “Material Adverse Effect” means a material and adverse change in, or effect on, the financial condition, properties, assets, liabilities, rights, obligations, operations or business, of a Person and its Subsidiaries taken as a whole.

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          (v) “Offering” has the meaning specified in the Recitals to this Agreement.

          (w) “Permit” means any permit, certificate, consent, approval, authorization, order, license, variance, franchise or other similar indicia of authority issued or granted by any Governmental Authority.

          (x) “Person” means an individual, partnership, corporation, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

          (y) “Preferred Stock” means shares of the Issuer’s preferred stock, par value $0.01 per share.

          (z) “Purchase Price” has the meaning specified in Section 1.1 of this Agreement.

          (aa) “Register”, “registered” and “registration” refer to a registration of the offering and sale or resale of Common Stock effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

          (bb) “Registrable Securities” means all Shares of Common Stock acquired by the Investor pursuant to this Agreement, the Warrant Shares and any other shares of Common Stock or other securities issued in respect of such Shares by way of a stock dividend or stock split or in connection with a combination or subdivision of the Issuer’s Common Stock or by way of a recapitalization, merger or consolidation or reorganization of the Issuer; provided, however, that as to any particular securities, such securities will cease to be Registrable Securities until the earlier of (i) the sale of such securities pursuant to registration or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, (ii) the date that such securities are permitted to be disposed pursuant to Rule 144 under the Securities Act, or (iii) the date on which all such securities cease to be outstanding; and, as a result of the event or circumstance described in any of the foregoing clauses (i) or (ii), all transfer restrictions and restrictive legends with respect thereto are removed or removable in accordance with this Agreement or such legends, as the case may be.

          (cc) “Requirements of Law” means as to any Person, the certificate of incorporation, by-laws or other organizational or governing documents of such Person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to, or binding upon, such Person or any of its properties or to which such Person or any of its property is subject.

          (dd) “Rule 144” has the meaning specified in Section 6.2 of this Agreement.

          (ee) “SEC” means the Securities and Exchange Commission.

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          (ff) “SEC Reports” has the meaning specified in Section 3.7 of this Agreement.

          (gg) “Securities Act” means the Securities Act of 1933, as amended.

          (hh) “Shares” has the meaning specified in Section 1.1 of this Agreement.

          (ii) “Registration Statement” has the meaning specified in Section 6.2 of this Agreement.

          (jj) “Subsidiary” means as to any Person, a corporation or limited partnership of which more than 50% of the outstanding capital stock or partnership interests having full voting power is at the time directly or indirectly owned or controlled by such Person.

          (kk) “Suspension Event” has the meaning specified in Section 6.6(a) of this Agreement.

          (ll) “Suspension Period” has the meaning specified in Section 6.6(b) of this Agreement.

          (nn) “Warrant” has the meaning specified in the Recitals to this Agreement.

          (oo) “Warrant Shares” has the meaning specified in Section 3.6 of this Agreement.

     9.2 Other Definitional Provisions.

          (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

          (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

          (c) All accounting terms shall have a meaning determined in accordance with GAAP.

          (d) The words “hereof,” “herein” and “hereunder,” and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any exhibits and schedules hereto) and not to any particular provision of this Agreement.

     9.3 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other

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addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

(a)	if to the Issuer to:

ReGen Biologics Inc. 509 Commerce Street Franklin Lakes, NJ 07417 Attention: Brion D. Umidi Telecopy: 410.349.2453

with a copy to:

Pillsbury Winthrop Shaw Pittman LLP 2300 N. Street, N.W. Washington, D.C. 20037 Attention: Jeffrey B. Grill, Esq. Telecopy: 202.663.8007

(b)	if to the Investor to the address set forth next to its name on the signature page hereto.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered by hand, by messenger or by courier, or if sent by facsimile, upon confirmation of receipt.

     9.4 Entire Agreement. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings between the parties with respect to such subject matter.

     9.5 Expenses; Taxes. Except as otherwise provided in this Agreement, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Investor) arising out of the issuance of the Shares, Warrants and Warrant Shares (but not with respect to subsequent transfers) by the Issuer to the Investor and consummation of the transactions contemplated by this Agreement shall be paid by the Issuer.

     9.6 Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other

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acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

     9.7 Binding Effect; Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns. The rights and obligations of this Agreement may not be assigned by any party without the prior written consent of the other party.

     9.8 Counterparts; Facsimile Signature. This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     9.9 Headings. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

     9.10 Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of New York applicable to contracts executed and to be wholly performed within such State.

     9.11 Severability. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

[SIGNATURES AND OTHER INFORMATION ON NEXT THREE PAGES]

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     IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date set forth below.

NAME OF INVESTOR:	ADDRESS FOR NOTICES (Please Print):

SIGNATURE:

Attention:

By:	Telecopy:

Name:	Phone:

Title:	Tax Identification #:

Exact Name to appear on Stock Certificate:

Number of Shares Subscribed For:

Number of Warrants Subscribed For (25% of the Number of Shares):

Aggregate Purchase Price (see Section 1.1):	$

The Investor hereby provides the following additional information:

     (a) Excluding the shares of Common Stock and the number of Warrants subscribed for above, set forth below is the number of shares of Common Stock and options rights or warrants of ReGen Biologics, Inc. (“Options” and together with the Common Stock, “Securities”) which the Investor beneficially owns or of which the Investor is the record owner on the date hereof. Please refer to the definition of beneficial ownership on Exhibit D attached hereto. If none, please so state.

Number of Shares: _______________ (excluding the Shares subscribed for above)

Number of Options: ____________

Please indicate by an asterisk (*) above if the Investor disclaims “beneficial ownership” of any of the above listed Securities, and indicate in response to question (b) below who has beneficial ownership.

     (b) If the Investor disclaims “beneficial ownership” in question (a), please furnish the following information with respect to the person(s) other than the Investor who is the beneficial owner(s) of the Securities in question. If not applicable, please check box: ☐

Name of Beneficial Owner:

Relationship to the Investor:

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Number of Securities Beneficially Owned:

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NAME OF INVESTOR:

     (c) As to the Securities indicated as being “beneficially owned” in answers to question (a) and (b) does any person other than the person identified as the “beneficial owner” have:

          (i) the sole or shared power to vote or to direct the vote of any such Securities?

          Yes                      No

or (ii) the sole or shared power to dispose or to direct the disposition of any such Securities (referred to as “dispositive power”)?

          Yes                      No

If the answer is “Yes” to either of the forgoing questions, the Investor should set forth below the name and address of each person who has either such power or with whom the indicated “beneficial owner” shares such power, together with such number of shares to which such rights relates.

IF THE INVESTOR IS AN ENTITY OR A TRUST:

The Investor must list the name of each natural person associated with the Investor entity or trust who has or shares voting or dispositive power with respect to the shares indicated as being “beneficially owned” in answers to questions (a) or (c). For an investment or holding company, the investment manager(s) would normally be the person(s) who hold(s) or share(s) voting and dispositive power. For a trust, the natural person(s) holding or sharing voting or dispositive power would normally be the trustee(s). For other types of entities, the natural person(s) holding or sharing voting or dispositive power would normally be the officer(s) empowered by the board of directors to make such decisions, or if there is no such officer, each of the directors. Disclosure is required for each natural person who in practice has voting or dispositive power, regardless of that person’s formal title or position within the organization.

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NAME OF INVESTOR:

Type of Power:
Name of Natural	Voting/Dispositive/
Person	Both	Address	Position or Title

     (d) In any pending legal proceeding, is the Investor or any of its affiliates a party, or does the Investor or any such associate have an interest, adverse to the Issuer or any affiliate of the Issuer?

          Yes                      No

If the answer is “Yes,” please describe, and state the nature and amount of, such interest.

     (e) Is there any family relationship (including relationships by blood, marriage, and adoption, except those more remote than first cousin) between the Investor or any of its affiliates and any director or officer of the Issuer, any affiliate of the Issuer or any person who has been chosen to become a director or officer of the Issuer?

          Yes                      No

If the answer is “Yes,” please describe the relationship.

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     (f) Are any of the Securities listed in response to question (a) the subject of a voting agreement, contract or other arrangement whereby others have voting control over, or any other interest in, any of the Investor’s Securities?

☐  Yes           ☐ No

If the answer is “Yes”, please give
details:_________________________________.

     (g) Please describe each position, office or other material relationship which the Investor has had with the Issuer or any of its affiliates, including any Subsidiary of the Issuer, within the past three years. Please include a description of any loans or other indebtedness, and any contracts or other arrangements or transactions involving a material amount, payable by the Investor to the Issuer or any of its affiliates, including its Subsidiaries, or by the Issuer or any of its affiliates, including its Subsidiaries, to the Investor. “Affiliates” of the Issuer include its directors and executive officers, and any other person controlling or controlled by the Issuer. If none, please so state.

Answer:

     (h) Please provide the name and address of other person(s), if any, to whom any proxy statements, registration statements (including notice of effectiveness thereof), prospectuses or similar documents and information should be delivered by the Issuer on behalf of the Investor in the future, with respect to the Investor’s shares:

     (i) Please advise of special stock certificate delivery requirements for closing, if any:

     (j) Please advise if a NASD member has placed with you the Shares being purchased hereunder:
(Name of Member:) _________________________________

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ACCEPTED THIS 14th DAY OF JULY, 2005 BY:

REGEN BIOLOGICS, INC.

By:
Name: Brion D. Umidi
Title: Senior Vice President and Chief Financial Officer

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EXHIBIT A

FORM OF WARRANT

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EXHIBIT B

DISCLOSURE DOCUMENTS

THE INVESTOR IS URGED TO REVIEW THE FOLLOWING DOCUMENTS AND DISCLOSURES WHICH ARE DELIVERED HEREWITH AND INCORPORATED BY REFERENCE HEREIN AS IF RESTATED HEREIN:

1. Annual Report on Form 10-K for the year ended December 31, 2004

2. Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005

3. Proxy statement dated April 19, 2005

4. Current Reports on Form 8-K dated May 17, 2005, May 25, 2005, May 27, 2005 and May 27, 2005

RISK FACTORS RELATED TO THE OFFERING

SALES OR THE PERCEPTION OF FUTURE SALES OF OUR COMMON STOCK MAY DEPRESS OUR STOCK PRICE. BECAUSE THE MARKET PRICES FOR BIOTECHNOLOGY AND MEDICAL DEVICE STOCKS ARE LIKELY TO REMAIN VOLATILE, OUR STOCK PRICE MAY BE MORE ADVERSELY AFFECTED THAN OTHER COMPANIES BY SUCH FUTURE SALES.

Sales of substantial numbers of shares of our Common Stock in the public market, or the perception that significant sales are likely, could adversely affect the market price of our Common Stock. Compliance with the registration rights provisions of the Subscription Agreement could create the perception that all Shares that are a part of this Offering (up to $20 million worth of shares) will soon be available for sale, and this number of Shares is greater than the average trading volume for our shares. No prediction can be made as to the effect, if any, that market sales of such Shares will have on the market price of our Common Stock. Sales of substantial amounts of such Shares in the public market could adversely affect the market price of our Common Stock.

THE OFFERING PRICE OF THE SHARES MAY NOT BEAR ANY RELATIONSHIP TO OUR ASSETS, BOOK VALUE, EARNINGS HISTORY, OR OTHER ESTABLISHED CRITERIA. AS A RESULT, YOU MAY EXPERIENCE IMMEDIATE AND SUBSTANTIAL DILUTION.

The offering price of the Shares was established based on such factors as our capital requirements, financial conditions and prospects, percentage of ownership to be held by investors following this Offering, and the general condition of securities markets at the time of the Offering. The offering price does not necessarily bear any relationship to our assets, book value, earnings history or other established criteria of value. As a result, you may experience immediate and substantial dilution.

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WE ARE UNABLE TO DETERMINE WITH CERTAINTY WHEN THE REGISTRATION STATEMENT TO BE FILED WITH THE SEC WILL BE DECLARED EFFECTIVE. CONSEQUENTLY, YOU MAY NOT BE ABLE TO SELL YOUR SHARES FOR A SUBSTANTIAL PERIOD OF TIME.

Although we have undertaken to register the Shares for resale by you, you should be aware that we are unable to determine with certainty when the registration statement to be filed with the SEC will become effective. The SEC will likely seek to review our registration statement, in which case, the period necessary to achieve effectiveness of the registration statement with the SEC will be affected by our ability to provide the SEC with sufficient disclosures satisfactory to the SEC. The length of the SEC review process is uncertain and may extend to a number of months. As you are aware, the Shares being sold in this Offering are restricted in nature and may not be publicly resold absent the effectiveness of the registration statement or pursuant to an applicable exemption from registration. Consequently, you may not be able to sell your Shares for a substantial period of time.

WE MAY ALLOCATE THE NET PROCEEDS OF THIS OFFERING IN WAYS WITH WHICH YOU MAY NOT AGREE.

We will have broad discretion in how we apply the net proceeds from this Offering. Because the net proceeds of this Offering are not required to be allocated to any specific investment or transaction, you cannot determine at this time the value or appropriateness of our application of the net proceeds, and you and other shareholders may not agree with our decisions. For example, we may attempt to acquire other businesses or assets using a portion of the net proceeds of this Offering which otherwise could have been used for working capital. There can be no assurance that we will be able to acquire any desirable businesses or assets or that, if acquired, that we will be able to successfully develop or integrate such businesses or assets.

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EXHIBIT C

FORM OF OPINION

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EXHIBIT D

Explanation of “BENEFICIAL OWNERSHIP”

Securities that are subject to a power to vote or dispose are deemed beneficially owned by the person who holds such power, directly or indirectly. This means that the same securities may be deemed beneficially owned by more than one person, if such power is shared. In addition, the beneficial ownership rules provide that shares which may be acquired upon exercise of an option or warrant, or which may be acquired upon the termination of a trust, discretionary account or similar arrangement, which can be effected within a period of 60 days from the date of determination, are deemed to be “beneficially” owned. Furthermore, shares that are subject to rights or powers even though such rights or powers to acquire are not exercisable within the 60-day period may also be deemed to be beneficially owned if the rights or powers were acquired “with the purpose or effect of changing or influencing the control of the issuer or in connection with or as a participant in any transaction having such purpose or effect.”

In determining whether securities are “beneficially owned,” benefits which are substantially equivalent to those of ownership by virtue of any contract, understanding, relationship, agreement or other arrangement should cause the securities to be listed as “beneficially owned.”

Thus, for example, securities held for a person’s benefit in the name of others or in the name of any estate or trust in which such person may be interested should also be listed. Securities held by a person’s spouse, children or other members of such person’s family who are such person’s dependents or who live in such person’s household should be listed as “beneficially owned” unless such person does not enjoy benefits equivalent to those of ownership with respect to such securities.

If a person has a proprietary or beneficial interest in a controlled corporation, partnership, personal holding company, trust or estate which owns of record or beneficially any securities, such person should state the amount of such securities owned by such controlled corporation, partnership, personal holding company, trust or estate in lieu of allocating such person’s proprietary interest, and by note or otherwise, please indicate that. In any case, the name of the controlled corporation, partnership, personal holding company, or estate must be stated.

In all cases the nature of the beneficial ownership should be stated.